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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: MARCH 31, 2006)


                   NORTH AMERICAN GALVANIZING & COATINGS, INC.
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               (Exact name of registrant as specified in charter)



          DELAWARE                     1-3920                    71-0268502
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of  incorporation)                                      Identification No.)



                 5314 S YALE AVENUE, TULSA, OKLAHOMA      74135
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               (Address of principal executive offices) (Zip Code)


      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE): (918) 494-0964


               2250 EAST 73rd STREET, TULSA, OKLAHOMA 74136-6832
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective as of March 31, 2006, the Board of Directors of North American Galvanizing & Coatings, Inc. (the "Company") approved the following actions, which relate to the Company's 1988 Stock Option Plan (the "Plan").

     o Deleted Section 7(c) of the Plan, which stated that all stock options be exercised within ten years of the date of grant of the option; and

     o Extended the option exercise period of one outstanding stock option agreement with Mr. Ronald J. Evans, the Company's president and chief executive officer, until May 12, 2006. The option exercise period of the agreement was scheduled to expire on March 31, 2006.

The Board extended the option exercise period of the agreement and deleted the limitation on the option exercise period of the Plan in order to extend the exercise period to a time beyond a period of restricted trading for affiliates of the Company.
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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: May 9, 2006                North American Galvanizing & Coatings, Inc.



                                  By: /s/ Beth B. Hood
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                                      Beth B. Hood
                                      Vice President and Chief Financial Officer